                                                        ANNUAL REPORT

                                                        December 31, 2002

[MORGAN STANLEY LOGO]

Morgan Stanley
Asia-Pacific Fund, Inc.

Morgan Stanley
Investment Management Inc.
Investment Adviser

Morgan Stanley Asia-Pacific Fund, Inc.

DIRECTORS AND OFFICERS
Barton M. Biggs                     William G. Morton, Jr.
CHAIRMAN OF THE                     DIRECTOR
BOARD OF DIRECTORS
                                    Michael Nugent
Ronald E. Robison                   DIRECTOR
PRESIDENT AND DIRECTOR
                                    Fergus Reid
John D. Barrett II                  DIRECTOR
DIRECTOR
                                    Stefanie V. Chang
Thomas P. Gerrity                   VICE PRESIDENT
DIRECTOR
                                    Lorraine Truten
Gerard E. Jones                     VICE PRESIDENT
DIRECTOR
                                    James W. Garrett
Joseph J. Kearns                    TREASURER
DIRECTOR
                                    Mary E. Mullin
Vincent R. McLean                   SECRETARY
DIRECTOR
                                    Belinda A. Brady
C. Oscar Morong, Jr.                ASSISTANT TREASURER
DIRECTOR

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

STOCKHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10030
(800) 278-4353

LEGAL COUNSEL
Clifford Chance US LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

(C) 2003 Morgan Stanley

                                        MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                        Overview

Letter to Stockholders

For the year ended December 31, 2002, the Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") had a total return, based on net asset value per share of -7.12% compared with -7.52% for its benchmark. The benchmark for the Fund is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan Net and All-Country Asia-Pacific Free ex-Japan Net, with each index weighted equally. On December 31, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $7.20 representing a 16.0% discount to the Fund's net asset value per share.

MARKET REVIEW

The Japanese market had provided investors with good relative returns among asset classes during the twelve months ended December 2002, as positive indicators of a cyclical recovery pushed Japanese equities higher throughout the first half of the reporting period. As the period came to a close, however, mounting concerns about the prospects for an economic recovery in the United States led investors to reevaluate the anticipated cyclical recovery in Japan. The fourth quarter began with many market observers believing that Japan's economy might be entering the final phase of its 12-year bear market with the appointment of Heizo Takenaka, the new head of Japan's Financial Services Agency. His initial ideas were perceived to have a negative impact on the economy, and many lower-quality companies and bank shares were sold aggressively on fears of bankruptcies. Japanese corporate earnings, for the six months ending September, showed surprising improvement, especially in recurring profits (ex-financials) and return on equity ratios, owing largely to cost cutting and restructuring efforts over the last several years.

Overall in 2002, All-Country Asia-Pacific ex-Japan performance was hampered by weak global economic growth, domestic concerns in select emerging markets, the continued sell-off of U.S. equities and increased geo-political risk. Nevertheless, the asset class outperformed both the U.S. and developed international markets. The MSCI All-Country Asia-Pacific Free (ACAPF) ex-Japan fell 5.6% versus a 15.9% decline in the MSCI Europe, Australasia and Far East index (EAFE) and a 22.1% decline in the S&P 500.

Asia-Pacific Free ex-Japan started the year in positive territory as equities in the region were supported by early year expectations of a U.S. led economic recovery and positive economic data from select Asia-Pacific Free ex-Japan countries. However, after outperforming for much of the year and rebounding over 43.3% (MSCI ACAPF ex-Japan index return) from September 2001 lows, performance in the region turned negative during the second and third quarters. Domestic economic concerns in Hong Kong and Singapore coupled with profit taking within cyclical markets such as South Korea and Taiwan were the primary reasons for declines. During this period market participants in general shifted into more defensive, domestic oriented names and away from cyclical sectors on concerns over the quality of corporate earnings and the timing and magnitude of the global recovery. Overall, risk aversion had increased on a global basis during the second quarter, dominated by negative sentiment toward Brazil (due to poor political outlook) and greater uncertainty over the global backdrop. Increased reports of corporate accounting fraud and concerns over the strength of the U.S. economic recovery coupled with geo-political risks in the Asian sub-continent and the Middle East served to undermine investor confidence for much of the year. Nevertheless, amid a more favorable tone in U.S. equities, particularly in the months of October and November, Asia-Pacific Free ex-Japan markets rebounded following better than expected corporate earnings and export data from select Asia-Pacific Free ex-Japan countries. Risk appetite in particular increased at year end for technology and export stocks helping to support markets such as Taiwan and South Korea while improving economic data in Hong Kong and Thailand led markets higher. The Asia-Pacific Free ex-Japan region ended the period in review with a solid 4.8% fourth quarter return.

MARKET OUTLOOK

In Japan, the appointment of a new Bank of Japan governor will likely be the main issue for the first quarter of 2003. With the cyclical recovery beginning to wane, a more liberal governor may provide needed help and incentive for the Koizumi government to push reforms ahead more aggressively. With an election year in 2004, we believe that U.S. authorities will exercise every available option to stimulate the economy through stimulus spending and tax cuts and that the exchange rates between the Japanese yen and the U.S. dollar will remain relatively stable. We believe that select Japanese companies are continuing to reinvent themselves by focusing on their core competencies through restructuring, rationalization of their businesses and presenting attractive global valuation comparisons.

Our long-term outlook for Asia-Pacific Free ex-Japan remains positive. We believe the Asian-Pacific Free ex-Japan markets are well positioned to continue to outperform global markets given valuations, corporate fundamentals, relative growth and leveraged exposure to the pick-up in global sentiment and economic activity. Near-term, however, global equities are likely to remain volatile given concerns over high oil prices due to the crises in Iraq and Venezuela and economic uncertainties in the U.S., Japan and Germany. Nevertheless, our expectations are for oil prices to fall to more normal levels once the crisis in Iraq passes and for global economies to recover in the second half of this year. Asia-Pacific Free ex-Japan markets are likely to be supported by reduced fears of a U.S. double dip recession as the economy begins to show the benefits of U.S. monetary easing that has lowered rates to 1.25%, a 41 year low. Signs of fundamental improvements in Indonesia, Thailand and Taiwan, along with patches of decent domestic strength continue to support overall sentiment in Asia-Pacific Free ex-Japan markets. On a bottom-up basis, we continue to focus on earnings visibility as a driver of medium-term returns.

OTHER DEVELOPMENTS

In our ongoing efforts to reduce Fund expenses, the Fund will discontinue the distribution of first and third quarter stockholder reports. The Fund will continue to produce and distribute semi-annual and annual stockholder reports. Additionally, the Fund's portfolio holdings information that was contained in the first and third quarter reports will be available on our web site, which is www.morganstanley.com/im, beginning in May of 2003. If you have difficulty accessing or navigating the site, or if you would like us to send you a copy of the portfolio holdings, please call us at 1-800-221-6726 and we will be happy to assist you.

On February 13, 2003, Barton M. Biggs resigned as Director and Chairman of the Board of Directors of the Fund. On that same day, Mitch Merin, President and Chief Operating Officer of the Adviser, was elected by the Fund's Board of Directors to serve as a Director and Chairman of the Board of Directors of the Fund.

Sincerely,

/s/ Ronald E. Robison
Ronald E. Robison
President and Director

                                                                    January 2003

                                        MORGAN STANLEY ASIA-PACIFIC FUND, INC.

Investment Summary (Unaudited)          December 31, 2002


Historical Information

                                                                TOTAL RETURN (%)
                          -------------------------------------------------------------------------------------------
                                MARKET VALUE(1)               NET ASSET VALUE(2)                   INDEX(3)
                          -------------------------------------------------------------------------------------------
                                              AVERAGE                         AVERAGE                         AVERAGE
                           CUMULATIVE          ANNUAL      CUMULATIVE          ANNUAL      CUMULATIVE          ANNUAL
---------------------------------------------------------------------------------------------------------------------
One Year                        (3.77)%         (3.77)%         (7.12)%         (7.12)%         (7.52)%         (7.52)%
Five Year                       (0.28)          (0.06)           0.70            0.14          (16.12)          (3.45)
Since Inception*               (37.84)          (5.49)         (25.98)          (3.52)         (44.48)          (6.75)

Past performance is not predictive of future performance.

[CHART]

Returns and Per Share Information

                                                                       YEAR ENDED DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
                               1994*      1995       1996         1997        1998        1999        2000       2001       2002
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share     $ 13.20    $ 14.34    $ 11.95      $  8.77     $  8.73     $ 15.26     $ 10.82   $  9.24     $  8.57
----------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share        $ 12.25    $ 13.33    $  9.75      $  7.44     $  7.00     $ 11.81     $  8.69   $  7.49     $  7.20
----------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)               (7.2)%     (7.0)%    (18.4)%      (15.2)%     (19.8)%     (22.6)%     (19.7)%   (18.9)%     (16.0)%
----------------------------------------------------------------------------------------------------------------------------------
Income Dividends              $  0.04    $  0.05    $  0.61      $  0.02     $  0.01     $  0.04     $  0.22        --     $  0.01
----------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions   $  0.01    $  0.02         --           --          --          --          --        --          --
----------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)            (5.94)%     9.24%     (2.87)%+    (26.36)%     (0.34)%     75.39%     (27.37)%  (14.60)%     (7.12)%
----------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)           (5.24)%     2.88%     (3.63)%     (29.55)%     (0.30)%     55.16%     (30.21)%  (17.39)%     (7.52)%
----------------------------------------------------------------------------------------------------------------------------------

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. Total returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the redemption of fund shares. These percentages are not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The benchmark for investment performance is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan Net and All-Country Asia-Pacific Free ex-Japan Net with each index weighted equally. The net dividends reinvested series approximate the minumum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate applicable to non-resident individuals who do not benefit from double taxation treaties.
 *   The Fund commenced operations on August 2, 1994.
 + This return does not include the effect of the rights issued in connection with the rights offering.

     FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY. IN ADDITION, INVESTING IN EMERGING MARKETS MAY INVOLVE A RELATIVELY HIGHER DEGREE OF VOLATILITY.

                                        MORGAN STANLEY ASIA-PACIFIC FUND, INC.

Portfolio Summary (Unaudited)           December 31, 2002


[CHART]

Allocation of Total Investments

Equity Securities              96.7%
Short-Term Investments          3.3%

[CHART]

Industries

Semiconductor Equipment & Products      7.6%
Household Durables                      7.2%
Banks                                   5.8%
Chemicals                               5.6%
Automobiles                             5.5%
Other                                  68.3%

[CHART]

Country Weightings

Japan                                   49.9%
South Korea                             12.0%
Hong Kong                                9.6%
Australia                                8.9%
Taiwan                                   7.6%
Other                                   12.0%

Ten Largest Holdings*

                                                                  PERCENT OF
                                                                  NET ASSETS
----------------------------------------------------------------------------
 1.      Samsung Electronics Co., Ltd. (South Korea)                     5.2%
 2.      SK Telecom Co., Ltd. (South Korea)                              2.0
 3.      Toyota Motor Corp. (Japan)                                      1.7
 4.      BHP Billiton Ltd. (Australia)                                   1.7
 5.      Nissan Motor Co., Ltd. (Japan)                                  1.7
 6.      Canon, Inc. (Japan)                                             1.6%
 7.      Rio Tinto Ltd. (Australia)                                      1.5
 8.      Ricoh Co., Ltd. (Japan)                                         1.5
 9.      Yamanouchi Pharmaceutical Co.,Ltd. (Japan)                      1.5
10.      Fuji Photo Film Co., Ltd. (Japan)                               1.5
                                                                        ----
                                                                        19.9%
                                                                        ====

         * Excludes Short-Term Investments

                                        MORGAN STANLEY ASIA-PACIFIC FUND, INC.

Statement of Net Assets                 STATEMENT OF NET ASSETS
                                        December 31, 2002


                                                                               VALUE
                                                          SHARES               (000)
------------------------------------------------------------------------------------
COMMON STOCKS (95.2%)
(UNLESS OTHERWISE NOTED)
====================================================================================
AUSTRALIA (8.5%)
AIRLINES
  Qantas Airways Ltd.                                    961,650        $      2,067
------------------------------------------------------------------------------------
BANKS
  Australia & New Zealand Banking Group Ltd.             399,350               3,888
  Commonwealth Bank of Australia                         162,350               2,460
------------------------------------------------------------------------------------
                                                                               6,348
------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES
  Brambles Industries Ltd.                               318,901                 841
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS
  Macquarie Bank Ltd.                                     52,600                 697
------------------------------------------------------------------------------------
INSURANCE
  QBE Insurance Group Ltd.                               239,050               1,093
------------------------------------------------------------------------------------
MEDIA
  News Corp., Ltd.                                       508,900               3,278
------------------------------------------------------------------------------------
METALS & MINING
  BHP Billiton Ltd.                                      902,277               5,139
  MIM Holdings Ltd.                                    2,500,540               2,119
  Rio Tinto Ltd.                                         244,050               4,649
------------------------------------------------------------------------------------
                                                                              11,907
------------------------------------------------------------------------------------
                                                                              26,231
====================================================================================

CHINA (0.2%)
ELECTRIC UTILITIES
  Huaneng Power International, Inc., 'H'                 994,000                 797
====================================================================================
HONG KONG (9.6%)
AIRLINES
  Cathay Pacific Airways Ltd.                            426,000                 582
------------------------------------------------------------------------------------
DISTRIBUTORS
  Li & Fung Ltd.                                       1,504,000               1,427
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS
  Hong Kong Exchanges & Clearing Ltd.                    572,000                 719
  Swire Pacific Ltd. 'A'                                 260,000                 993
  Wharf Holdings Ltd.                                    412,000                 777
------------------------------------------------------------------------------------
                                                                               2,489
------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT
  Johnson Electric Holdings Ltd.                       1,646,000               1,805
------------------------------------------------------------------------------------
HOUSEHOLD DURABLES
  Techtronic Industries Co., Ltd.                        848,000                 805
------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Hutchison Whampoa Ltd.                                 592,950               3,710
------------------------------------------------------------------------------------
MEDIA
  Television Broadcasts Ltd.                             268,000                 845
------------------------------------------------------------------------------------
OIL & GAS
  CNOOC Ltd.                                           1,010,000        $      1,314
------------------------------------------------------------------------------------
REAL ESTATE
  Cheung Kong Holdings Ltd.                              460,000               2,993
  Henderson Land Development Co., Ltd.                   749,000               2,247
  Sun Hung Kai Properties Ltd.                           625,000               3,703
------------------------------------------------------------------------------------
                                                                               8,943
------------------------------------------------------------------------------------
SPECIALTY RETAIL
  Esprit Holdings Ltd.                                 1,140,000               1,922
  Giordano International Ltd.                          1,456,000                 570
------------------------------------------------------------------------------------
                                                                               2,492
------------------------------------------------------------------------------------
TEXTILES & APPAREL
  Texwinca Holdings Ltd.                                 995,000                 740
------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  China Mobile (Hong Kong) Ltd.                        1,452,000(a)            3,454
  SmarTone Telecommunications Holdings Ltd.              839,000                 936
------------------------------------------------------------------------------------
                                                                               4,390
------------------------------------------------------------------------------------
                                                                              29,542
====================================================================================
INDIA (2.0%)
AUTOMOBILES
  Hero Honda Motors Ltd.                                 155,725                 882
------------------------------------------------------------------------------------
BANKS
  State Bank of India Ltd.                               145,235(b)              879
------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT
  Bharat Heavy Electricals Ltd.                          171,937                 619
------------------------------------------------------------------------------------
IT CONSULTING & SERVICES
  Infosys Technologies Ltd.                               19,850               1,975
------------------------------------------------------------------------------------
METALS & MINING
  Hindalco Industries Ltd.                                56,000                 685
  Tata Iron & Steel Co., Ltd.                              1,910                   6
------------------------------------------------------------------------------------
                                                                                 691
------------------------------------------------------------------------------------
OIL & GAS
  Hindustan Petroleum Corp., Ltd.                         69,000                 414
------------------------------------------------------------------------------------
TOBACCO
  ITC Ltd.                                                58,900                 811
------------------------------------------------------------------------------------
                                                                               6,271
====================================================================================
INDONESIA (0.7%)
AUTOMOBILES
  Astra International Tbk PT                           3,029,000(a)            1,066
------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telekomunikasi Indonesia Tbk PT                      2,904,500               1,250
------------------------------------------------------------------------------------
                                                                               2,316
====================================================================================
JAPAN (49.9%)
AUTOMOBILES
  Nissan Motor Co., Ltd.                                 654,000               5,099

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY ASIA-PACIFIC FUND, INC.

Statement of Net Assets (cont'd)        STATEMENT OF NET ASSETS
                                        December 31, 2002


                                                                               VALUE
                                                          SHARES               (000)
------------------------------------------------------------------------------------
JAPAN (CONT'D)
AUTOMOBILES (CONT'D)
  Suzuki Motor Corp.                                     294,000        $      3,193
  Toyota Motor Corp.                                     194,300               5,219
------------------------------------------------------------------------------------
                                                                              13,511
------------------------------------------------------------------------------------
BUILDING PRODUCTS
  Daikin Industries Ltd.                                 246,000               3,894
  Sanwa Shutter Corp., Ltd.                              352,000                 948
------------------------------------------------------------------------------------
                                                                               4,842
------------------------------------------------------------------------------------
CHEMICALS
  Daicel Chemical Industries Ltd.                        798,000               2,251
  Denki Kagaku Kogyo Kabushiki Kaisha                  1,038,000               2,264
  Kaneka Corp.                                           540,000               2,887
  Lintec Corp.                                           195,000               1,528
  Mitsubishi Chemical Corp.                            1,079,000(a)            2,153
  Nifco, Inc.                                            203,000               2,205
  Shin-Etsu Polymer Co., Ltd.                            387,000               1,626
  Toyo INK MFG Co., Ltd.                                 100,000                 270
------------------------------------------------------------------------------------
                                                                              15,184
------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES
  Dai Nippon Printing Co., Ltd.                          188,000               2,078
  Nissha Printing Co., Ltd.                               63,000                 397
------------------------------------------------------------------------------------
                                                                               2,475
------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS
  Fujitsu Ltd.                                           671,000               1,915
  Mitsumi Electric Co., Ltd.                             221,500               2,016
  NEC Corp.                                              560,000               2,094
  Toshiba Corp.                                        1,280,000(a)            4,009
------------------------------------------------------------------------------------
                                                                              10,034
------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING
  Kyudenko Corp.                                         220,000                 819
  Obayashi Corp.                                         692,000               1,538
  Sanki Engineering Co., Ltd.                             74,000                 354
------------------------------------------------------------------------------------
                                                                               2,711
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS
  Hitachi Capital Corp.                                  258,300               3,093
------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Nippon Telegraph & Telephone Corp.                         936               3,397
------------------------------------------------------------------------------------
ELECTRIC UTILITIES
  Tokyo Electric Power Co., Inc.                         165,100               3,135
------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT
  Furukawa Electric Co., Ltd.                            414,000                 868
------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
  Hitachi High-Technologies Corp.                         70,000                 869
  Hitachi Ltd.                                           712,000               2,728
  Kyocera Corp.                                           54,600        $      3,176
  Ryosan Co., Ltd.                                       133,000               1,336
  TDK Corp.                                               72,200               2,906
------------------------------------------------------------------------------------
                                                                              11,015
------------------------------------------------------------------------------------
FOOD & DRUG RETAILING
  FamilyMart Co., Ltd.                                   127,300               2,492
------------------------------------------------------------------------------------
FOOD PRODUCTS
  House Foods Corp.                                      136,000               1,284
  Nippon Meat Packers, Inc.                              210,000               2,095
------------------------------------------------------------------------------------
                                                                               3,379
------------------------------------------------------------------------------------
HOUSEHOLD DURABLES
  Casio Computer Co., Ltd.                               407,000               2,265
  Matsushita Electric Industrial Co., Ltd.               374,000               3,684
  Nintendo Co., Ltd.                                      41,200               3,847
  Rinnai Corp.                                            83,700               1,906
  Sangetsu Co., Ltd.                                      17,000                 279
  Sekisui Chemical Co., Ltd.                             500,000               1,293
  Sekisui House Ltd.                                     351,000               2,483
  Sony Corp.                                             105,700               4,414
------------------------------------------------------------------------------------
                                                                              20,171
------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS
  Fuji Photo Film Co., Ltd.                              141,000               4,595
  Yamaha Corp.                                           310,000               2,863
------------------------------------------------------------------------------------
                                                                               7,458
------------------------------------------------------------------------------------
MACHINERY
  Amada Co., Ltd.                                        508,000               1,386
  Daifuku Co., Ltd.                                      583,000               1,747
  Fuji Machine Manufacturing Co., Ltd.                   156,000               1,471
  Fujitec Co., Ltd.                                      178,000                 926
  Kurita Water Industries Ltd.                           234,000               2,354
  Minebea Co., Ltd.                                      504,000               1,753
  Mitsubishi Heavy Industries Ltd.                     1,106,000               2,701
  Tsubakimoto Chain Co.                                  743,000               1,758
------------------------------------------------------------------------------------
                                                                              14,096
------------------------------------------------------------------------------------
MARINE
  Mitsubishi Logistics Corp.                             141,000                 687
------------------------------------------------------------------------------------
MEDIA
  Toho Co., Ltd.                                          75,000                 719
------------------------------------------------------------------------------------
OFFICE ELECTRONICS
  Canon, Inc.                                            129,000               4,855
  Ricoh Co., Ltd.                                        281,000               4,606
------------------------------------------------------------------------------------
                                                                               9,461
------------------------------------------------------------------------------------
PHARMACEUTICALS
  Ono Pharmaceutical Co., Ltd.                           104,000               3,143
  Sankyo Co., Ltd.                                       275,000               3,448

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY ASIA-PACIFIC FUND, INC.

Statement of Net Assets (cont'd)        STATEMENT OF NET ASSETS
                                        December 31, 2002


                                                                               VALUE
                                                          SHARES               (000)
------------------------------------------------------------------------------------
JAPAN (CONT'D)
PHARMACEUTICALS (CONT'D)
  Yamanouchi Pharmaceutical Co., Ltd.                    159,000        $      4,605
------------------------------------------------------------------------------------
                                                                              11,196
------------------------------------------------------------------------------------
REAL ESTATE
  Mitsubishi Estate Co., Ltd.                            436,000               3,318
------------------------------------------------------------------------------------
ROAD & RAIL
  East Japan Railway Co.                                     769               3,814
------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
  Rohm Co., Ltd.                                          14,200               1,806
------------------------------------------------------------------------------------
TEXTILES & APPAREL
  Nisshinbo Industries, Inc.                             315,000               1,093
------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS
  Mitsubishi Corp.                                       529,000               3,229
  Nagase & Co., Ltd.                                     197,000                 883
------------------------------------------------------------------------------------
                                                                               4,112
------------------------------------------------------------------------------------
                                                                             154,067
====================================================================================
MALAYSIA (0.7%)
BANKS
  Commerce Asset Holdings Bhd                          1,384,000               1,180
------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE
  Magnum Corp. Bhd                                     1,446,000                 871
------------------------------------------------------------------------------------
                                                                               2,051
====================================================================================
SINGAPORE (4.6%)
AIRLINES
  Singapore Airlines Ltd.                                438,000               2,576
------------------------------------------------------------------------------------
BANKS
  DBS Group Holdings Ltd.                                318,979               2,023
  United Overseas Bank Ltd.                              416,389               2,832
------------------------------------------------------------------------------------
                                                                               4,855
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS
  Keppel Corp., Ltd.                                     309,000                 659
------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
  Venture Corp., Ltd.                                    230,000               1,843
------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  SembCorp Industries Ltd.                             1,704,000                 771
------------------------------------------------------------------------------------
MARINE
  Neptune Orient Lines Ltd.                            2,291,000(a)            1,215
------------------------------------------------------------------------------------
REAL ESTATE
  CapitaLand, Ltd.                                     1,464,000                 937
  City Developments Ltd.                                 250,000                 600
------------------------------------------------------------------------------------
                                                                               1,537
------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE
  Sembcorp Logistics Ltd.                                671,800                 608
------------------------------------------------------------------------------------
                                                                              14,064
====================================================================================
SOUTH KOREA (10.9%)
AUTO COMPONENTS
  Hyundai Mobis                                          125,720        $      2,311
------------------------------------------------------------------------------------
AUTOMOBILES
  Hyundai Motor Co., Ltd.                                 36,420                 852
------------------------------------------------------------------------------------
BANKS
  Shinhan Financial Group Co., Ltd.                      167,260               1,749
------------------------------------------------------------------------------------
CHEMICALS
  LG Chem Ltd.                                            18,140                 621
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS
  Daishin Securities Co.                                  41,290                 498
  LG Investment & Securities Co., Ltd.                    57,540                 645
  Samsung Securities Co., Ltd.                            42,430(a)            1,025
  Seoul Securities Co., Ltd.                              32,300                 115
------------------------------------------------------------------------------------
                                                                               2,283
------------------------------------------------------------------------------------
FOOD PRODUCTS
  Tongyang Confectionery Corp.                            15,050                 736
------------------------------------------------------------------------------------
HOUSEHOLD DURABLES
  Humax Co., Ltd.                                         36,190                 444
  LG Electronics Ltd.                                     26,169(a)              911
------------------------------------------------------------------------------------
                                                                               1,355
------------------------------------------------------------------------------------
MEDIA
  CJ Home Shopping                                        16,616                 593
------------------------------------------------------------------------------------
METALS & MINING
  POSCO                                                   22,750               2,263
  POSCO ADR                                               20,700                 512
------------------------------------------------------------------------------------
                                                                               2,775
------------------------------------------------------------------------------------
MULTILINE RETAIL
  Shinsegae Co., Ltd.                                      5,320                 671
------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
  Samsung Electronics Co., Ltd.                           51,337              13,591
------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  SK Telecom Co., Ltd.                                    26,400               5,097
  SK Telecom Co., Ltd. ADR                                50,600               1,080
------------------------------------------------------------------------------------
                                                                               6,177
------------------------------------------------------------------------------------
                                                                              33,714
====================================================================================
TAIWAN (7.6%)
AIRLINES
  Eva Airways Corp.                                    3,016,884(a)            1,275
------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY ASIA-PACIFIC FUND, INC.

Statement of Net Assets (cont'd)        STATEMENT OF NET ASSETS
                                        December 31, 2002


                                                                               VALUE
                                                          SHARES               (000)
------------------------------------------------------------------------------------
TAIWAN (CONT'D)
BANKS
  Taishin Financial Holdings Co., Ltd.                 2,795,000(a)     $      1,436
------------------------------------------------------------------------------------
CHEMICALS
  Formosa Chemicals & Fibre Corp.                        455,726                 484
  Formosa Plastics Corp.                                 644,000                 847
------------------------------------------------------------------------------------
                                                                               1,331
------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
  Accton Technology Corp.                              1,481,725(a)            1,518
------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS
  Asustek Computer, Inc.                                 414,800                 730
  Quanta Computer, Inc.                                  465,100                 765
  Quanta Storage, Inc.                                    99,000(a)              666
------------------------------------------------------------------------------------
                                                                               2,161
------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING
  CTCI Corp.                                             922,000                 492
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS
  Chinatrust Financial Holding Co., Ltd.               3,698,043(a)            3,021
  Polaris Securities Co., Ltd.                         1,481,000(a)              517
  Sinopac Holdings Co.                                 2,929,432(a)            1,230
------------------------------------------------------------------------------------
                                                                               4,768
------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT
  Phoenixtec Power Co., Ltd.                             977,000                 742
------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
  Hon Hai Precision Industry Co., Ltd.                   596,200               2,065
------------------------------------------------------------------------------------
INSURANCE
  Cathay Financial Holding Co., Ltd.                     396,000                 422
------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS
  Largan Precision Co., Ltd.                             131,300                 735
  Premier Image Technology Corp.                         704,000               1,087
------------------------------------------------------------------------------------
                                                                               1,822
------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
  ASE Test Ltd.                                           42,500                 170
  Novatek Microelectronics Corp., Ltd.                   406,800                 769
  Siliconware Precision Industries Co.                 1,253,247(a)              611
  Taiwan Semiconductor Manufacturing Co., Ltd.         2,901,584(a)            3,567
  United Microelectronics Corp.                          613,646(a)              374
------------------------------------------------------------------------------------
                                                                               5,491
------------------------------------------------------------------------------------
                                                                              23,523
====================================================================================
THAILAND (0.5%)
BANKS
  Bangkok Bank PCL                                       589,400(a),(b) $        820
  Thai Farmers Bank PCL                                  858,500(a),(b)          597
------------------------------------------------------------------------------------
                                                                               1,417
====================================================================================
TOTAL COMMON STOCKS
  (Cost $365,332)                                                            293,993
====================================================================================
PREFERRED STOCKS (1.5%)
====================================================================================
AUSTRALIA (0.4%)
MEDIA
  News Corp., Ltd.                                       229,800               1,231
------------------------------------------------------------------------------------
SOUTH KOREA (1.1%)
AUTOMOBILES
  Hyundai Motor Co., Ltd.                                 64,310                 754
------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
  Samsung Electronics Co., Ltd.                           20,460               2,588
------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
  (Cost $4,840)                                                                4,573
====================================================================================
INVESTMENT COMPANIES (0.6%)
====================================================================================
INDIA (0.6%)
  Morgan Stanley Growth Fund
  (Cost $1,744)                                        9,491,200(a,c)          1,871
====================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.0%)
====================================================================================
UNITED STATES (3.0%)
REPURCHASE AGREEMENT
  J.P. Morgan Securities Inc.,
    1.05%, dated 12/31/02,
    due 1/02/03 (Cost $9,304)                         $    9,304(d)            9,304
====================================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.3%)
====================================================================================
  Australian Dollar                                 AUD       21                  12
  Japanese Yen                                      JPY   76,904                 648
  South Korean Won                                  KRW      195                  --@
  Taiwan Dollar                                     TWD   12,237                 353
------------------------------------------------------------------------------------
TOTAL FOREIGN CURRENCY
  (Cost $986)                                                                  1,013
====================================================================================

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY ASIA-PACIFIC FUND, INC.

Statement of Net Assets (cont'd)        STATEMENT OF NET ASSETS
                                        December 31, 2002


                                                                               VALUE
                                                                               (000)
------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
  (Cost $382,206)                                                       $    310,754
====================================================================================

                                                          AMOUNT
                                                           (000)
------------------------------------------------------------------------------------
OTHER ASSETS (0.0%)
  Cash                                              $          1
  Dividends Receivable                                        35
  Tax Reclaim Receivable                                       5
  Other                                                       50                  91
====================================================================================
LIABILITIES (-0.6%)
  Payable For:
    Investments Purchased                                 (1,184)
    Dividends Declared                                      (277)
    Investment Advisory Fees                                (265)
    Stockholder Reporting Expenses                           (95)
    Custodian Fees                                           (67)
    Directors' Fees and Expenses                             (66)
    Professional Fees                                        (32)
    Stockholder Servicing Fee                                (24)
    Administrative Fees                                      (16)
    Country Tax Expense                                       (2)             (2,028)
====================================================================================
NET ASSETS (100%)
  Applicable to 36,022,163 issued and
    outstanding $ 0.01 par value shares
    (100,000,000 shares authorized)                                     $    308,817
====================================================================================
NET ASSET VALUE PER SHARE                                               $       8.57
====================================================================================
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
  Common Stock                                                          $        360
  Paid-in Capital                                                            590,788
  Undistributed (Distributions in Excess of) Net
    Investment Income                                                           (209)
  Accumulated Net Realized Gain (Loss)                                      (210,671)
  Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency Translations                            (71,451)
====================================================================================
 TOTAL NET ASSETS                                                       $    308,817
====================================================================================

(a) -- Non-income producing.
(b) -- Securities valued at fair value - see note A-1 to financial statements. At December 31, 2002, the Fund held $2,296,000 of fair-valued securities representing 0.7% of net assets.
(c) -- Fund is advised by an affiliate.
(d) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value is less than $500.
ADR -- American Depositary Receipt
HKD -- Hong Kong Dollar
PCL -- Public Company Limited
SGD -- Singapore Dollar
===============================================================================
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

   The Fund had the following foreign currency exchange contract(s) open at period end:

CURRENCY                                IN                       NET
   TO                                EXCHANGE                UNREALIZED
DELIVER     VALUE     SETTLEMENT        FOR        VALUE     GAIN (LOSS)
 (000)      (000)        DATE          (000)       (000)        (000)
========================================================================
US$  440  $     440     1/02/03     HKD   3,431   $    440   $        --@
US$  700        700     1/03/03     HKD   5,461        700            --@
US$   11         11     1/02/03     SGD      18         11            --@
US$    8          8     1/03/03     SGD      14          8            --@
------------------------------------------------------------------------
          $   1,159                               $  1,159   $        --@
========================================================================

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                CLASSIFICATION -- DECEMBER 31, 2002 (UNAUDITED)

                                                                        PERCENT
                                                           VALUE         OF NET
INDUSTRY                                                   (000)         ASSETS
-------------------------------------------------------------------------------
Airlines                                            $      6,500          2.1%
Automobiles                                               17,065          5.5
Banks                                                     17,864          5.8
Building Products                                          4,842          1.6
Chemicals                                                 17,136          5.6
Commercial Services & Supplies                             3,316          1.1
Computers & Peripherals                                   12,195          3.9
Construction & Engineering                                 3,203          1.0
Diversified Financials                                    13,989          4.5
Diversified Telecommunication Services                     4,647          1.5
Electric Utilities                                         3,932          1.3
Electrical Equipment                                       4,034          1.3
Electronic Equipment & Instruments                        14,922          4.8
Food Products                                              4,115          1.3
Household Durables                                        22,331          7.2
Industrial Conglomerates                                   4,481          1.5
Leisure Equipment & Products                               9,280          3.0
Machinery                                                 14,096          4.5
Media                                                      6,666          2.2
Metals & Mining                                           15,373          5.0
Office Electronics                                         9,461          3.1
Pharmaceuticals                                           11,196          3.6
Real Estate                                               13,798          4.5
Road & Rail                                                3,814          1.2
Semiconductor Equipment & Products                        23,476          7.6
Trading Companies & Distributors                           4,112          1.3
Wireless Telecommunication Services                       10,567          3.4
Other                                                     34,343         11.2
-------------------------------------------------------------------------------
                                                    $    310,754        100.6%
===============================================================================

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                        Financial Statements

STATEMENT OF OPERATIONS

                                                                                             YEAR ENDED
                                                                                      DECEMBER 31, 2002
                                                                                                   (000)
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of $621 of foreign taxes withheld)                                         $     5,428
  Interest                                                                                          105
=======================================================================================================
    TOTAL INCOME                                                                                  5,533
=======================================================================================================
EXPENSES
  Investment Advisory Fees                                                                        3,643
  Administrative Fees                                                                               354
  Custodian Fees                                                                                    321
  Stockholder Reporting Expenses                                                                    202
  Country Tax Expense                                                                               111
  Stockholder Servicing Fees                                                                         21
  Directors' Fees and Expenses                                                                        4
  Other Expenses                                                                                    246
=======================================================================================================
    TOTAL EXPENSES                                                                                4,902
=======================================================================================================
      NET INVESTMENT INCOME (LOSS)                                                                  631
=======================================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                                    (2,531)
  Foreign Currency Transactions                                                                    (204)
=======================================================================================================
      NET REALIZED GAIN (LOSS)                                                                   (2,735)
=======================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                   (17,298)
  Foreign Currency Translations                                                                      47
=======================================================================================================
    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                            (17,251)
=======================================================================================================
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)             (19,986)
=======================================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           $   (19,355)
=======================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED         YEAR ENDED
                                                                          DECEMBER 31, 2002  DECEMBER 31, 2001
                                                                                      (000)              (000)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)                                              $           631    $           859
  Net Realized Gain (Loss)                                                           (2,735)           (70,098)
  Change in Unrealized Appreciation (Depreciation)                                  (17,251)           (18,155)
==============================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (19,355)           (87,394)
==============================================================================================================
Distributions from and/or in excess of:
  Net Investment Income                                                                (277)                --
==============================================================================================================
Capital Share Transactions:
  Repurchase of Shares (6,960,192 and 14,446,519 shares, respectively)              (68,887)          (136,775)
==============================================================================================================
  TOTAL INCREASE (DECREASE)                                                         (88,519)          (224,169)
==============================================================================================================
Net Assets:
  Beginning of Period                                                               397,336            621,505
==============================================================================================================
  END OF PERIOD (INCLUDING UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
    INVESTMENT INCOME OF $(209) AND $(417), RESPECTIVELY)                   $       308,817    $       397,336
==============================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY ASIA-PACIFIC FUND, INC.

SELECTED PER SHARE DATA AND RATIOS      Financial Highlights


                                                                                YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------------
                                                       2002+             2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $         9.24     $     10.82    $      15.26     $      8.73     $      8.77
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                 0.02           (0.02)          (0.01)           0.01            0.06
Net Realized and Unrealized Gain (Loss) on
  Investments                                               (0.70)          (1.56)          (4.50)           6.44           (0.17)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        (0.68)          (1.58)          (4.51)           6.45           (0.11)
---------------------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
  Net Investment Income                                     (0.01)             --           (0.22)          (0.04)          (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Share Repurchase Program             0.02            0.00#           0.29            0.12            0.08
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $         8.57     $      9.24    $      10.82     $     15.26     $      8.73
=================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD              $         7.20     $      7.49    $       8.69     $     11.81     $      7.00
=================================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                              (3.77)%        (13.78)%        (24.66)%         69.32%          (5.77)%
  Net Asset Value(1)                                        (7.12)%        (14.60)%        (27.37)%         75.39%          (0.34)%
=================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)              $      308,817     $   397,336    $    621,505     $   949,541     $   587,156
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                      1.35%           1.39%           1.26%           1.29%           1.42%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                 0.17%           0.19%          (0.07)%          0.10%           0.80%
Portfolio Turnover Rate                                        37%             27%             35%             65%             42%
---------------------------------------------------------------------------------------------------------------------------------

#   Amount is less than $0.005.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.
+ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY ASIA-PACIFIC FUND, INC.

Notes to Financial Statements           December 31, 2002


     The Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") was incorporated in Maryland on February 28, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term securities which mature in 60 days or less are valued at amortized cost. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar

                                        MORGAN STANLEY ASIA-PACIFIC FUND, INC.

Notes to Financial Statements (cont'd)  December 31, 2002


     equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     A significant portion of the Fund's net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

6. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and is reflected as share application money on the Statement of Net Assets, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of

                                        MORGAN STANLEY ASIA-PACIFIC FUND, INC.

Notes to Financial Statements (cont'd)  December 31, 2002


     investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Distributions to stockholders are recorded on the ex-dividend date.

B. ADVISER: Morgan Stanley Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C.   ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate
J.P. Morgan Investor Services Co. (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the old Administration Agreement, effective through September 30, 2002, the Administrator was paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. Effective October 1, 2002, under the new Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.02435% of the Fund's average weekly net assets, plus $24,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: JPMorgan Chase Bank and its affiliates serve as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

       2002 DISTRIBUTIONS              2001 DISTRIBUTIONS
          PAID FROM:                       PAID FROM:
            (000)                             (000)
    ---------------------------     --------------------------
                      LONG-TERM                      LONG-TERM
     ORDINARY           CAPITAL     ORDINARY           CAPITAL
       INCOME              GAIN       INCOME              GAIN
    ----------------------------------------------------------
     $    277         $      --     $     --          $     --

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

At December 31, 2002, the components of distributable earnings on a tax basis were are follows:

      UNDISTRIBUTED           UNDISTRIBUTED
     ORDINARY INCOME      LONG-TERM CAPITAL GAIN
         (000)                   (000)
    --------------------------------------------
          $    --               $    --
    --------------------------------------------

At December 31, 2002, the U.S. Federal income tax cost basis of investments (excluding foreign currency if applicable) was approximately $382,713,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $72,972,000 of which $24,007,000 related to appreciated securities and $96,979,000 related to depreciated securities.

At December 31, 2002, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of

                                        MORGAN STANLEY ASIA-PACIFIC FUND, INC.

Notes to Financial Statements (cont'd)  December 31, 2002

approximately $208,653,000 available to offset future capital gains, of which $131,491,000 will expire on December 31, 2006, $73,332,000 will expire on December 31, 2009 and $3,830,000 will expire on December 31, 2010. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2002, the Fund deferred to January 1, 2003, for U.S. Federal income tax purposes, capital losses of $651,000 and post-October currency losses of $19,000.

F. OTHER: During the year ended December 31, 2002, the Fund made purchases and sales totaling approximately $129,803,000 and $191,868,000 respectively, of investment securities other than long-term U.S. Government securities, purchased options and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

For the year ended December 31, 2002, the Fund incurred $40,000 of brokerage commissions with Morgan Stanley & Co., an affiliate of the Adviser.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions will be treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. At December 31, 2002, the deferred fees payable under the Compensation Plan totaled $64,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets. The deferred portion of Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the year ended December 31, 2002, Directors' Fees and Expenses were decreased by $1,641 due to these fluctuations.

On January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value. For the year ended December 31, 2002, the Fund repurchased 598,594 of its shares at an average discount of 16.32% from net asset value per share. Since the inception of the program through December 31, 2002, the Fund has repurchased 14,913,528 of its shares at an average discount of 20.56% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On December 13, 2001, with the aim of enhancing stockholder value and reducing the discount at which the Fund's shares have been trading, the Board of Directors of the Fund authorized the Fund to conduct a tender offer during the second quarter of 2002 for up to 15% of the Funds shares, at a price equal to 95% of the Fund's net asset value per share ("NAV") on the last day of the tender period, or such later date as to which the offer is extended.

On May 17, 2002, the Fund completed the tender offer. The Fund accepted 6,361,598 shares for payment which represented 15% of the Fund's then outstanding shares. Final payment was made on May 28, 2002 at $10.09 per share, representing 95% of the NAV per share on May 17, 2002.

On December 13, 2002 the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.0077 per share, derived from net investment income, payable on January 10, 2003, to stockholders of record on December 24, 2002.

FEDERAL TAX INFORMATION (UNAUDITED)

     For the year ended December 31, 2002, the Fund expects to pass through to stockholders foreign tax credits totaling approximately $611,000. In addition, for the year ended December 31, 2002, gross income derived from sources within a foreign country totaled $6,051,000.

                                        MORGAN STANLEY ASIA-PACIFIC FUND, INC.

Independent Auditors' Report            December 31, 2002


TO THE STOCKHOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY ASIA-PACIFIC FUND, INC.

We have audited the accompanying statement of net assets of Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Asia-Pacific Fund, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2003

                                        MORGAN STANLEY ASIA-PACIFIC FUND, INC.

Director and Officer
Information (Unaudited)                 Overview


Independent Directors:

                                                                                     NUMBER OF
                                         TERM OF                                     PORTFOLIOS IN
                                         OFFICE AND                                  FUND
                           POSITION(S)   LENGTH OF                                   COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH     TIME        PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
DIRECTOR                   REGISTRANT    SERVED*     PAST 5 YEARS                    DIRECTOR**     DIRECTOR
-------------------------  -----------   ----------  ------------------------------  -------------  --------------------------------
John D. Barrett II (67)    Director      Director    Chairman and Director of        71             Director of the Ashforth
565 Fifth Avenue                         since 1996  Barrett Associates, Inc.                       Company (real estate).
New York, NY 10017                                   (investment counseling).

Thomas P. Gerrity (61)     Director      Director    Professor of Management,        71             Director, ICG Commerce,
219 Grays Lane                           since 2001  formerly Dean, Wharton                         Inc.; Sunoco; Fannie Mae;
Haverford, PA 19041                                  School of Business,                            Reliance Group Holdings,
                                                     University of Pennsylvania;                    Inc., CVS Corporation and
                                                     formerly Director, IKON                        Knight-Ridder, Inc.
                                                     Office Solutions, Inc.,
                                                     Fiserv, Digital Equipment
                                                     Corporation, Investor Force
                                                     Holdings, Inc. and Union
                                                     Carbide Corporation.

Gerard E. Jones (65)       Director      Director    Of Counsel, Shipman &           72             Director of Tractor Supply
Shipman & Goodwin, LLP                   since 1996  Goodwin, LLP (law firm).                       Company, Tiffany Foundation,
43 Arch Street                                                                                      and Fairfield County
Greenwich, CT 06830                                                                                 Foundation. Director of The
                                                                                                    India Magnum Fund Ltd.

Joseph J. Kearns (60)      Director      Director    Investment consultant;          71             Director, Electro Rent
Kearns & Associates LLC                  since 2001  formerly CFO of The J. Paul                    Corporation and The Ford
PMB 754                                              Getty Trust.                                   Family Foundation.
23852 Pacific Coast Hwy.
Malibu, CA 90265

Vincent R. McLean (71)     Director      Director    Formerly, Executive Vice        71             Director, Banner Life
702 Shackamaxon Drive                    since       President, Chief Financial                     Insurance Co.; William Penn
Westfield, NJ 07090                      2001        Officer, Director and                          Life Insurance Company of
                                                     Member of the Executive                        New York.
                                                     Committee of Sperry
                                                     Corporation (now part of
                                                     Unisys Corporation).

C. Oscar Morong, Jr.(67)   Director      Director    Managing Director, Morong       71             Trustee of the mutual funds
1385 Outlook Drive West                  since       Capital Management;                            in the Smith Barney/CitiFunds
Mountainside, NJ 07092                   2001        formerly, Senior Vice                          fund complex.
                                                     President and Investment
                                                     Manager for CREF, TIAA-CREF
                                                     Investment Management, Inc.
                                                     (investment management);
                                                     formerly, Director, The
                                                     Indonesia Fund (mutual
                                                     fund).

William G. Morton, Jr.(65) Director      Director    Chairman Emeritus and           71             Director of Radio Shack
304 Newbury Street, #560                 since       former Chief Executive                         Corporation (electronics).
Boston, MA 02115                         2000        Officer of Boston Stock
                                                     Exchange.

Michael Nugent (66)        Director      Director    General Partner, Triumph        194            Director of various business
c/o Triumph Capital, L.P.                since       Capital, L.P. (private                         organizations; Chairman of
237 Park Avenue                          2001        investment partnership);                       the Insurance Committee and
New York, NY 10017                                   formerly, Vice President,                      Director or Trustee of the
                                                     Bankers Trust Company and                      retail families of funds
                                                     BT Capital Corporation.                        advised by Morgan Stanley
                                                                                                    Investment Advisors Inc.

Fergus Reid (70)           Director      Director    Chairman and Chief              72             Trustee and Director
85 Charles Colman Blvd.                  since       Executive Officer of                           approximately 30 investment
Pawling, NY 12564                        1996        Lumelite Plastics                              companies in the JPMorgan
                                                     Corporation.                                   Funds complex managed by
                                                                                                    JPMorgan Investment
                                                                                                    Management Inc. Director of
                                                                                                    The India Magnum Fund Ltd.


                                         MORGAN STANLEY ASIA-PACIFIC FUND, INC.

Director and Officer
Information (cont'd)                     Overview


Interested Directors:

                                             TERM OF                                       NUMBER OF
                                             OFFICE                                        PORTFOLIOS IN
                                             AND                                           FUND
                               POSITION(S)   LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS OF       HELD WITH     TIME          PRINCIPAL OCCUPATION(S)         OVERSEEN BY     OTHER DIRECTORSHIPS
DIRECTOR                       REGISTRANT    SERVED*       DURING PAST 5 YEARS             DIRECTOR**      HELD BY DIRECTOR
--------------------------     ----------    ------------  -----------------------------   ------------    -----------------------
Barton M. Biggs (70)           Chairman      Chairman      Chairman, Director and          72              Member of the Yale
1221 Avenue of the Americas    and           and           Managing Director of Morgan                     Development Board
New York, NY 10020             Director      Director      Stanley Investment Management
                                             since         Inc. and Chairman and
                                             1996          Director of Morgan Stanley
                                                           Investment Management Limited;
                                                           Managing Director of Morgan
                                                           Stanley & Co. Incorporated;
                                                           Director and Chairman of the
                                                           Board of various U.S.
                                                           registered companies managed
                                                           by Morgan Stanley Investment
                                                           Management Inc.

Ronald E. Robison (63)         President     President     President and Trustee; Chief    72
1221 Avenue of the Americas    and           and           Global Operations Officer and
New York, NY 10020             Director      Director      Managing Director of Morgan
                                             since         Stanley Investment
                                             2001          Management, Inc.; Managing
                                                           Director of Morgan Stanley & Co.
                                                           Incorporated; formerly,
                                                           Managing Director and Chief
                                                           Operating Officer of TCW
                                                           Investment Management Company;
                                                           Director and President of
                                                           various funds in the Fund
                                                           Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

                                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.

Director and Officer
Information (cont'd)                 Overview


Officers:

                                                          TERM OF
                                           POSITION(S)    OFFICE AND
NAME, AGE AND ADDRESS OF EXECUTIVE         HELD WITH      LENGTH OF
OFFICER                                    REGISTRANT     TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------      -----------    ------------      ----------------------------------------------------
Ronald E. Robison (63)                     President      President         Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.  and            and Director      Director of Morgan Stanley Investment Management
1221 Avenue of the Americas                Director       since 2001        Inc.; Director and President of various U.S.
New York, NY 10020                                                          registered investment companies managed by Morgan
                                                                            Stanley Investment Management Inc.; previously,
                                                                            Managing Director and Chief Operating Officer of
                                                                            TCW Investment Management Company.

Stefanie V. Chang (36)                     Vice           Vice              Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment                  President      President         Incorporated and Morgan Stanley Investment
Management Inc.                                           since 1997        Management Inc.; formerly, practiced law with New
1221 Avenue of the Americas                                                 York law firm of Rogers & Wells (now Clifford
New York, NY 10020                                                          Chance US LLP); Vice President of certain funds in
                                                                            the Fund Complex.

Lorraine Truten (41)                       Vice           Vice              Executive Director of Morgan Stanley Investment
Morgan Stanley Investment                  President      President         Management Inc.; Head of Global Client Services,
Management Inc.                                           since 2001        Morgan Stanley Investment Management Inc.;
1221 Avenue of the Americas                                                 President, Morgan Stanley Fund Distribution, Inc.
New York, NY 10020                                                          formerly, President of Morgan Stanley
                                                                            Institutional Fund Trust; Vice President of
                                                                            certain funds in the Fund Complex.

Mary E. Mullin (35)                        Secretary      Secretary         Vice President of Morgan Stanley & Co.,
Morgan Stanley Investment                                 since 1999        Incorporated and Morgan Stanley Investment
Management Inc.                                                             Management, Inc.; formerly, practiced law with the
1221 Avenue of the Americas                                                 New York law firms of McDermott, Will & Emery and
New York, NY 10020                                                          Skadden, Arps, Slate, Meagher & Flom LLP;
                                                                            Secretary of certain funds in the Fund Complex.

James W. Garrett (34)                      Treasurer      Treasurer         Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment                                 since 2002        Incorporated and Morgan Stanley Investment
Management Inc.                                                             Management Inc. and Treasurer of various U.S.
1221 Avenue of the Americas                                                 registered investment companies managed by Morgan
New York, NY 10020                                                          Stanley Investment Management Inc.; formerly, with
                                                                            Price Waterhouse LLP (now PricewaterhouseCoopers
                                                                            LLP).

Belinda A. Brady (34)                      Assistant      Assistant         Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Services Co.          Treasurer      Treasurer         Investor Services Co. (formerly Chase Global Funds
73 Tremont Street                                         since 2001        Services Company); formerly, Senior Auditor at
Boston, MA 02108-3913                                                       Price Waterhouse LLP (now PricewaterhouseCoopers
                                                                            LLP). Assistant Treasurer of certain funds in the
                                                                            Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                        MORGAN STANLEY ASIA-PACIFIC FUND, INC.

Dividend Reinvestment and Cash Purchase Plan

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the m arket price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

     Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Asia-Pacific Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1-800-278-4353

20